SUMMARY PROSPECTUS
April 18, 2026
Ultra Palladium K-1 Free ETF

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated April 18, 2026, and Statement of Additional Information, dated April 18, 2026, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/fund-documents; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective
ProShares Ultra Palladium K-1 Free ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the price of palladium.
Currently, the Fund determines its success in meeting this objective by comparing its return on a given day with two times (2x) the daily performance of abrdn Physical Palladium Shares ETF (NYSE Arca: PALL) issued by abrdn Palladium ETF Trust.
Important Information About the Fund
If the Fund is successful in meeting its investment objective, it should gain approximately two times as much as PALL when PALL rises on a given day. Conversely, it should lose approximately two times as much as PALL when PALL falls on a given day. The Fund does not seek to achieve two times (2x) the daily performance of PALL (the “Daily Target”) for any period other than a day.
While the Fund has a daily investment objective, you may hold Fund shares for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold fund shares for any period other than a day, it is important for you to understand that over your holding period:
●Your return may be higher or lower than the Daily Target, and this difference may be significant.
●Factors that contribute to returns that are worse than the Daily Target include smaller PALL gains or losses and higher PALL volatility, as well as longer holding periods when these factors apply.
●Factors that contribute to returns that are better than the Daily Target include larger PALL gains or losses and lower PALL volatility, as well as longer holding periods when these factors apply.
●The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the Daily Target.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	0.29%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.04%
Fee Waiver/Reimbursement[2]	0.11%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.95%
1
“Other Expenses” are estimated.
2
ProShare Advisors LLC (“ProShare Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.95% through September 30, 2027. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years subject to certain limitations. This agreement may not be terminated before that date without the approval of the Fund’s Board.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years
$ 97	$ 323
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above but are expected to be significant and to have a significant negative impact on the performance of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s

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shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target. In this manner, the Fund seeks daily returns that correspond to two times (2x) the price of palladium. The Fund does not invest directly in palladium.
abrdn Palladium ETF Trust is a grantor trust that holds physical palladium and seeks investment results, before expenses, that correspond to the performance of the price of palladium. PALL is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and listed on NYSE Arca. abrdn Palladium ETF Trust is subject to the informational requirements of the Exchange Act and files reports and other information with the Securities and Exchange Commission. Information provided to or filed with the Securities and Exchange Commission by PALL pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-34589 through the Securities and Exchange Commission’s website at www.sec.gov. This information may include reports, proxy and information statements and other information regarding PALL and abrdn Palladium ETF Trust. In addition, information regarding abrdn Palladium ETF Trust may be obtained from other sources ncluding, but not limited to, press releases, newspaper articles and other publicly disseminated documents.
The Fund has derived all disclosures contained in this document regarding abrdn Palladium ETF Trust from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding abrdn Palladium ETF Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of PALL have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning abrdn Palladium ETF Trust could affect the value of the Fund’s investments with respect to PALL and therefore the value of the Fund.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure to, financial instruments that ProShare Advisors believes, in combination, should produce daily returns consistent with the Daily Target.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, exchange-traded funds, interest rates or indexes. The Fund invests in derivatives (e.g. swap agreements on PALL) in order to gain leveraged exposure to PALL. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in PALL.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
○Money Market ETF — An exchange-traded money market fund managed by ProShare Advisors that holds U.S. Treasury bills, notes, or bonds.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce daily returns consistent with the Daily Target. For these purposes a day is measured from the time of one net asset value (“NAV”) calculation to the next.
The Fund generally seeks to remain fully invested at all times in financial instruments that, in combination, provide leveraged exposure consistent with the investment objective, without regard to market conditions, trends or direction.
The Fund seeks to rebalance its portfolio each day so that its exposure to PALL is consistent with the Daily Target. PALL’s movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if PALL has risen on a given day, net assets of the Fund should rise (assuming there were no Creation Unit redemptions). As a result, the Fund’s exposure will need to be increased. Conversely, if PALL has fallen on a given day, net assets of the Fund should fall

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(assuming there were no Creation Units issued). As a result, the Fund’s exposure will need to be decreased.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●PALL Investing Risk – The Fund’s performance depends on the performance of PALL. The price of PALL can be affected by a number of factors. Unlike many exchange-traded funds, PALL does not generally invest in operating companies. Instead, PALL seeks to provide exposure to the price of physical palladium held in custody, PALL is subject to certain risks, any of which may adversely affect its net asset value per share, trading price, total return, and ability to meet its investment objective. For example, palladium prices may be highly volatile and may fluctuate significantly due to changes in global supply and demand, industrial usage (particularly in automotive manufacturing), geopolitical developments, inflation expectations, interest rate movements, currency fluctuations, and broader macroeconomic conditions.
Because PALL’s shares are backed by physical palladium rather than income-generating assets, investors rely solely on changes in the price of palladium for returns, and the fund does not generate yield. Because the Fund obtains exposure to PALL through derivatives, it does not have the same rights as a direct shareholder in PALL. In addition, PALL may trade at a premium or discount to its net asset value, and there is no guarantee that an active trading market for its shares will be maintained. The fund is also subject to operational risks associated with the custody, storage, transportation, and insurance of its palladium holdings, as well as potential regulatory or tax changes affecting commodity investment vehicles. Any of these factors may materially and adversely impact the price of PALL, increase the volatility of an investment in PALL and have a negative impact on the performance of the Fund.
●Risks Specific to the Palladium Markets — Several factors may affect the price of palladium and, in turn, the palladium instruments and other assets, if any, owned by the Fund. These factors include, but are not limited to, significant increases or decreases in available supply or demand, changes in mining output or production costs, technological developments, shifts in investor sentiment, large purchases or sales by large institutions, geopolitical events or regulatory changes affecting palladium-producing countries, and currency fluctuations, particularly in the U.S. dollar. It is possible that under extraordinary market conditions, palladium could experience significant market disruptions or other pricing anomalies. The Fund could be subject to substantial losses.
●Leverage Risk — The Fund uses leverage and will lose more money when the value of PALL falls than a similar fund that does not use leverage because leverage will magnify the performance of PALL. The use of such leverage increases the risk of a total loss of your investment. If PALL approaches a 50% loss at any point in the day, you could lose your entire investment. Such losses are more likely in PALL than in other more diversified investments. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage may be significant, will lower your returns, and may cause the Fund to lose money even if the value of PALL rises.
●Holding Period Risk — The performance of the Fund for periods longer than a single day will likely differ from the Daily Target. This difference may be significant. If you are considering holding fund shares for longer than a day, it’s important that you understand the impact of the return and volatility (how much the value of PALL moves up and down from day-to-day) of PALL on your holding period return. The volatility of PALL has a negative impact on Fund returns. During periods of higher volatility, the volatility of PALL may affect the Fund’s returns as much as or more than the return of PALL.
The following table illustrates the impact of the volatility and return of PALL on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.
In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the Daily Target. As the table shows, your return will tend to be worse than the Daily Target when there are smaller gains or losses and higher volatility in PALL. Your return will tend to be better than the Daily Target when there are larger gains or losses and lower volatility in PALL. You may lose money when the return of PALL is flat (i.e., close to zero) and you may lose money when PALL falls.
The table uses hypothetical annualized volatility and returns of PALL to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical return of PALL for a one-year period. Each column corresponds to a level of hypothetical annualized volatility of PALL. For example, the Fund may mistakenly be expected to achieve a -40% return on a yearly basis if the annual return of PALL were -20%. However, as the table

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shows, with a one-year return of PALL of -20% and an annualized volatility of PALL of 50%, the Fund could be expected to return -50.2%.
Estimated Fund Returns
PALL Performance		One Year Volatility Rate
One Year PALL	Two times (2x) the One Year PALL	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Assumes: (a) no Fund expenses and (b) borrowing/lending rates (to obtain leveraged exposure) of zero percent. The borrowing/lending rates to obtain leveraged exposure are expected to be significant. If these were included the Fund’s performance would be different from, and in some instances significantly lower than, that shown.
The annualized historical volatility rate for PALL for the five-year period ended March 31, 2026 was 42.28%. The highest March to March volatility rate for PALL during the five-year period ended March 31, 2026 was 49.43% (March 31, 2026). The annualized total return performance of PALL for the five-year period ended March 31, 2026 was -11.31%. The historical volatility and performance of PALL do not predict future volatility and performance of PALL.
For more information, including additional graphs and charts demonstrating the effects of the volatility and return of PALL on the long-term performance of the Fund, see “Understanding the Risks and Long-Term Performance of a Daily Objective Fund” in the Fund’s Prospectus.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of leveraged correlation with the price of PALL. Fees, expenses, transaction costs, financing costs associated with the use of derivatives, among other factors, will adversely impact the Fund’s ability to meet its Daily Target. In particular, the high financing costs associated with the Fund’s leveraged exposure to PALL is expected to have a significant negative impact on the Fund’s performance. In addition, if for any reason the Fund is unable to rebalance all or a portion of its investments, the Fund may have exposure to PALL that is signifi cantly greater or less than the Daily Target. Any of these factors may prevent the Fund from achieving exposure consistent with the Daily Target.
●Derivatives Risk — Investing in derivatives to obtain leveraged exposure may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. Any costs associated with using derivatives will reduce the Fund’s return. These costs are expected to be significant.
If the Fund’s ability to obtain exposure to PALL consistent with its investment objective is disrupted for any reason, including for example, limited liquidity in the secondary market, a disruption in the secondary market, or as a result of margin requirements or capacity limits imposed by the Fund’s counterparties, the Fund may not be able to achieve its investment objective and may experience significant losses. In such circumstances, the Advisor intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s ability to obtain leveraged exposure to PALL will cause the Fund’s performance to deviate from its investment objective.
○Swap Risk — Like all derivatives, the use of swaps may expose the Fund to greater counterparty risk and correlation risk. The terms of a swap agreement between the Fund and a counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if PALL has a dramatic intraday move that causes a material decline in the Fund’s net assets). Such terminations may be more likely when the underlying asset is highly concentrated like PALL. If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective. When the Fund invests in swaps that use PALL as the reference asset, the Fund will be subject to the risks of that PALL including the risk that the PALL may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the PALL may not correlate to the performance of palladium. For example, the performance of the PALL may vary from the performance of palladium due to the fees and expenses of PALL among other factors.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund. The Fund’s investments in money

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market instruments through an affiliated ETF are subject to the additional risk that the ETF’s share price may fluctuate, including deviating from its net asset value during illiquid markets or during periods of high redemption activity.
●Concentration Risk — The Fund has a significant exposure to palladium. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across different commodities or asset classes.
●Non-Diversification Risk — The Fund has the ability to invest its assets in the securities of a single issuer and in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.
●Intraday Price Performance Risk — The intraday performance of shares of the Fund traded in the secondary market generally will be different from the performance of the Fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the Fund’s shares relative to PALL until the Fund’s next NAV calculation time will generally be greater than or less than the Fund’s stated multiple times the performance of PALL.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. There may be times when the market price and the NAV of the Fund’s shares vary significantly, such as during periods of volatility in the price of PALL. Further, disruptions in the Fund’s to creation and redemption process, including during periods of significant volatility in the price of PALL, may result in market prices of the Fund that differ significantly from NAV. In times of severe market disruption or during after-hours trading, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on PALL shares. A halt in trading of PALL is expected to result in a halt in the trading of the Fund’s shares. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information for more information.
●New Fund Risk — The Fund recently commenced operations, has a limited operating history, and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size, that an active trading market for the Fund’s shares will develop or be maintained, or that the Fund’s shares’ listing will continue unchanged.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.
Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, investors incur the costs of the difference between the highest

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price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually. Distributions for this Fund may be higher than those of most ETFs.

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Investment Company Act file number 811-21114
ProShares Trust
7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814
866.PRO.5125 866.776.5125
ProShares.com

© 2026 ProShare Advisors LLC. All rights reserved.UPAL-APR26